Exhibit 99.2

elpaso

000004

MR A SAMPLE
DESIGNATION (IF ANY)
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Computershare

Computershare Trust Company, N.A.
P.O. Box 43078
Providence Rhode Island 02940-3078
Telephone 877 453 1503
www.computershare.com/investor

C 1234567890 J N T

Tax ID certification on file: <Certified Y/N>

TOTAL SHARES 12345678901234

TIME IS CRITICAL.

PLEASE COMPLETE AND RETURN PROMPTLY.

ELECTION FORM

ELECTION DEADLINE IS 5:00 P.M., NEW YORK TIME, ON [ ]

PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY FACSIMILE OR OVERNIGHT DELIVERY

Mail or send by facsimile or overnight delivery service this Election Form to the Exchange Agent:

If delivering by mail:	By Facsimile Transmission:	If delivering by courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions Suite V 250 Royall Street Canton, MA 02021

For Information Call MacKenzie Partners, Inc. at 1-800-322-2885.

Pursuant to the Agreement and Plan of Merger, dated as of October 16, 2011 (as it may be amended from time to time, the "Merger Agreement"), by and among Kinder Morgan, Inc., a Delaware corporation ("Kinder Morgan"), Sherpa Merger Sub, Inc., a Delaware corporation, Sherpa Acquisition, LLC, a Delaware limited liability company, [ ], a Delaware corporation formerly known as El Paso Corporation ("Old El Paso"), Sirius Holdings Merger Corporation, a Delaware corporation now known as El Paso Corporation ("New El Paso") and Sirius Merger Corporation, a Delaware corporation, Kinder Morgan will acquire New El Paso through a series of steps, which include what are referred to as the first merger and the second merger. The first merger involved only Old El Paso and two of its subsidiaries. Pursuant to the first merger, which occurred on [ ], each outstanding share of Old El Paso common stock was converted into one share of common stock of New El Paso, and each outstanding El Paso equity award was converted, on the same terms and conditions, into an equivalent New El Paso equity award (*i.e.*, an equity award denominated in shares of common stock of New El Paso). As of the effective time of the first merger, all certificates representing shares of Old El Paso common stock are deemed to represent shares of New El Paso common stock.

Subject to the terms and conditions of the Merger Agreement,

- each option to purchase shares of New El Paso common stock (other than an option to purchase New El Paso common stock granted under the El Paso employee stock purchase plan (the "El Paso ESPP"), as converted in connection with the first merger) outstanding immediately

2 L T R C O Y

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prior to the second merger (whether or not vested), by virtue of the occurrence of the second merger and without any action on the part of any holder of an option, will, immediately prior to the second merger, be deemed exercised for that number of shares of New El Paso common stock (referred to as the “net exercise shares”) equal to, rounded down to the nearest whole share, (i) the number of shares of New El Paso common stock subject to the option immediately prior to the second merger minus (ii) the number of whole and partial (computed to the nearest four decimal places) shares of New El Paso common stock subject to the option which, when multiplied by the “fair market value” (as defined in the applicable equity award plan) of a share of New El Paso common stock as of immediately prior to the second merger, is equal to the aggregate exercise price of such option.

• each share of restricted new El Paso common stock (as converted in connection with the first merger and referred to as a “New El Paso restricted share”) that is outstanding immediately prior to the second merger will, upon the second merger, automatically vest.

• each New El Paso restricted stock unit that is subject to vesting based on the achievement of performance conditions (as converted in connection with the first merger and referred to as a “New El Paso performance RSU”) that is outstanding immediately prior to the second merger will, upon the second merger, vest based on a target payout percentage of 100%, and shares of New El Paso common stock will be deemed to be issued in settlement therefor.

• the El Paso ESPP will continue to be operated in accordance with its terms and past practice for the Offering Period (as defined in the El Paso ESPP) in effect as of October 16, 2011 (referred to as the “Current Offering Period”) and any subsequent Offering Period. However, if the second merger occurs prior to the end of the Current Offering Period or any such subsequent Offering Period, the Current Offering Period or such subsequent Offering Period will be shortened so that (i) the Change of Control Exercise Date (as defined in the El Paso ESPP) will occur prior to the second merger, (ii) the Current Offering Period or such subsequent Offering Period will end on the Change of Control Exercise Date and (iii) on the Change of Control Exercise Date, each participant’s accumulated contributions under the El Paso ESPP will be deemed used to purchase shares of New El Paso common stock.

All net exercise shares deemed to be issued in respect of New El Paso options, New El Paso restricted shares, shares of New El Paso common stock deemed to be issued in respect of New El Paso performance RSUs and shares of New El Paso common stock deemed to be purchased through the El Paso ESPP (collectively, the “New El Paso Equity Award Shares”) will be converted into the right to receive, at the election of the holder but subject to proration, adjustment and certain limitations as set forth in the Merger Agreement, one of the following: (i) $25.91 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock; or (ii) 0.4187 of a share of Kinder Morgan Class P common stock, $14.65 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock.

Each person will be permitted to make one election with respect to all (but not less than all) of such person’s New El Paso Equity Award Shares.

The second merger will result in Old El Paso and New El Paso becoming wholly owned subsidiaries of Kinder Morgan. For a full discussion of the transactions and the effect of your election, see the information statement/proxy statement/prospectus, dated [            ], as amended (the “Proxy Statement”), a copy of which has been delivered herewith. You are able to obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by Kinder Morgan and New El Paso through the web site maintained by the SEC at www.sec.gov. The information contained in the Proxy Statement speaks as of [            ], and does not reflect subsequent developments. However, the Proxy Statement incorporates by reference subsequent filings with the Securities and Exchange Commission by New El Paso. You should rely only on the information contained or expressly incorporated by reference in the Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in those documents.

If you have any questions regarding the election materials, please contact:

MacKenzie Partners, Inc. 105 Madison Avenue New York, NY 10016 Call Collect: (212) 929-5500 Toll Free: (800) 322-2885 email: election@mackenziepartners.com

This election governs the consideration that you will receive with respect to your New El Paso Equity Award Shares if the second merger is consummated. This election may also affect the income tax treatment of the consideration that you receive.

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DESCRIPTION OF NEW EL PASO EQUITY AWARD SHARES WITH RESPECT TO ALL (BUT NOT LESS THAN ALL) OF WHICH YOU MAY MAKE ONE ELECTION

Net Exercise Shares (deemed to be issued ALL in respect of options to purchase shares of New El Paso common stock) New El Paso Restricted Shares ALL Shares of New El Paso common stock ALL deemed to be issued in respect of New El Paso Performance RSUs New El Paso Common Stock Deemed to be ALL Purchased Through the El Paso ESPP

TOTAL NUMBER OF NEW EL PASO ALL EQUITY AWARD SHARES

Complete the box(es) below to make an election to receive (i) $25.91 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock (the “cash election”), or (ii) 0.4187 of a share of Kinder Morgan Class P common stock, $14.65 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock (the “mixed election”), each of which is subject to proration, adjustment and certain limitations as set forth in the Merger Agreement. If no box is checked or you elect to make “no election”, you will be deemed to have made a “mixed election” for all of your New El Paso Equity Award Shares, subject to the terms of, and proration adjustments in, the Merger Agreement.

ELECTION CHOICES

I hereby elect to receive the following as consideration for all (but not less than all) of my New El Paso Equity Award Shares: [CHECK ONE BOX ONLY] CASH ELECTION ($25.91 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock) Mark this box to elect to make a cash election with respect to ALL of your New El Paso Equity Award Shares

MIXED ELECTION (0.4187 of a share of Kinder Morgan Class P common stock, $14.65 in cash without interest and 0.640 of a warrant to purchase one share of Kinder Morgan Class P common stock) Mark this box to elect to make a mixed election with respect to ALL of your New El Paso Equity Award Shares.

NO ELECTION

Mark this box to make no election with respect to ALL of your New El Paso Equity Award Shares You will be deemed to have made a “MIXED ELECTION” if:

A. You fail to follow the instructions on this “Election Form” or otherwise fail properly to make an election; or

B. A completed “Election Form” is not actually received by 5 p.m., New York Time, on [            ] (the “Election Deadline”); or C. You check the “No Election” box above.

These elections will be subject to proration based on (i) a proration adjustment if cash consideration is oversubscribed, (ii) a proration adjustment if cash consideration is undersubscribed, and (iii) a proration adjustment to preserve the intended treatment of the transactions as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

To be effective, this Election Form must be properly completed, signed and delivered to the Exchange Agent at the address above prior to 5:00 P.M., New York Time, on [            ]. Do not send this document to New El Paso or Kinder Morgan.

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By signing this election form, I represent and warrant as follows:

(1) I have full power and authority to make the election contained herein with respect to all of my New El Paso Equity Award Shares, in each case free and clear of all liens, claims and encumbrances. I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to give effect to my election with respect to my New El Paso Equity Award Shares.

(2) I understand that no election is made in acceptable form until receipt by the Exchange Agent of this Election Form, duly completed and manually signed, together with all accompanying evidences of authority. I agree that all questions as to validity, form and eligibility of any election with respect to my New El Paso Equity Award Shares will be determined by the Exchange Agent.

SIGNATURE REQUIRED Signature of Equity Award Holder

Name of Equity Award Holder

Title, if any

Important: Area Code/Phone Area code/Phone No.

INSTRUCTIONS

(Please read carefully the instructions below)

1. Election Deadline: For any election contained herein to be considered, this Election Form, properly completed and signed, must be received by the Exchange Agent at the address on the front of this Election Form no later than 5:00 P.M., New York Time, on [            ] (the “Election Deadline”). The Exchange Agent, in its sole discretion, will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed.

2. Revocation or Change of Election Form: Any Election Form may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3. Method of Delivery: Your Election Form must be sent or delivered to the Exchange Agent. Do not send them to New El Paso, Old El Paso or Kinder Morgan. The method of delivery (mail, overnight delivery service) of the Election Form is at your option and risk. Delivery will be deemed effective only when received. A return envelope is enclosed.